AMENDMENT NO. 11
                               AND LIMITED CONSENT

     THIS AMENDMENT NO. 11 AND LIMITED CONSENT (this "Amendment") is made as of September 29, 2000, by and between FINLAY FINE JEWELRY CORPORATION, a Delaware corporation with its principal office at 521 Fifth Avenue, New York, New York 10175 (the "Consignee"), and SOVEREIGN BANK, as successor to Fleet National Bank, formerly known as BankBoston, N.A., as successor to Rhode Island Hospital Trust National Bank (the "Consignor"), amending certain provisions of the Gold Consignment Agreement dated as of June 15, 1995 (as amended, modified or supplemented and in effect, the "Consignment Agreement"), by and between the Consignee and the Consignor. Capitalized terms used herein which are defined in the Consignment Agreement and not defined herein shall have the same meanings herein as therein.

     WHEREAS, the Consignee wishes to create eFinlay, Inc., a Delaware corporation ("eFinlay"), as a wholly owned subsidiary in order to sell inventory from time to time to pursuant to the Marketing Agreement dated as of July 6, 2000 (the "eFinlay Marketing Agreement") between the Consignee and 800-Flowers.com, Inc., a New York corporation ("800-Flowers") in connection with 800-Flowers' sale of flowers, jewelry and other items over the internet;

     WHEREAS, the Consignee proposes to sell certain inventory and provide certain services (directly or through its wholly owned subsidiary Finlay Merchandising & Buying, Inc.) to eFinlay in connection with eFinlay's business endeavors with 800-Flowers under the eFinlay Marketing Agreement;

     WHEREAS, in connection therewith, the Consignee has requested that the Consignor agree to amend the terms of the Consignment Agreement in certain respects as hereinafter more fully set forth so as, among other things, to permit the transfer of such inventory and certain other assets and the provision of such services;

     WHEREAS, the Consignor is willing to amend the terms of the Consignment Agreement in such respects upon the terms and subject to the conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Consignment Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     ss.1. Amendment of ss.1 of the Consignment Agreement. Section 1 of the Consignment Agreement is hereby amended by:

     (a) amending the definition of "Consignment Limit" by deleting the text "100,000 fine troy ounces" and inserting in lieu thereof the text "105,000 fine troy ounces".

     (b) amending the definition of "Consignment Limit Report" to insert immediately after the text "(including, without limitation," and immediately before the text "information as to what portion", the following text: "deductions for any amounts consisting of Specified Gold Jewelry sold or transferred to eFinlay and".

     (c) amending the definition of "Obligations" by deleting the text "the Consignee" and substituting in lieu thereof the text "any of the Consignee and its Subsidiaries".

     (d) amending the definition of "Security Documents" by inserting, immediately after the text "the Security Agreement," and immediately before the text "the Cash Collateral Agreement", the text "the eFinlay Guaranty, the eFinlay Security Agreement,".

     (e) inserting the following new definitions in the order required by alphabetical order:

     eFinlay. eFinlay, Inc., a Delaware corporation.

     eFinlay Contribution Agreement. The Contribution Agreement dated as of September 29, 2000 between the Consignee and eFinlay, as in effect on the Eleventh Amendment Effective Date.

     eFinlay FM Services Agreement. The Services Agreement dated as of September 29, 2000 between Finlay Merchandising and eFinlay, as in effect on the Eleventh Amendment Effective Date.

     eFinlay Guaranty. The Guaranty, dated or to be dated on or prior to the Eleventh Amendment Effective Date, made by eFinlay in favor of the Consignor, pursuant to which eFinlay guaranties to the Consignor the payment and performance of the Obligations and in form and substance satisfactory to the Consignor.

     eFinlay Lease Agreement. The Lease Agreement dated as of September 29, 2000 between the Consignee and eFinlay, as in effect on the Eleventh Amendment Effective Date.

     eFinlay Marketing Agreement. The Marketing Agreement dated as of July 6, 2000 between the Consignee and 800-Flowers.com, Inc., as in effect on the Eleventh Amendment Effective Date.

     eFinlay Security Agreement. The eFinlay Security Agreement dated as of the Eleventh Amendment Effective Date, between eFinlay and the Consignor and in form and substance satisfactory to the Consignor.

     eFinlay Services Agreement. The Services Agreement dated as of September 29, 2000 between the Consignee and eFinlay.

     Eleventh Amendment. Amendment No. 11 and Limited Consent dated as of September 29, 2000 between the Consignor and the Consignee.

     Eleventh Amendment Effective Date. The "Effective Date", as defined in the Eleventh Amendment.

     ss.2. Amendment of ss.8.1. Section 8.1 of the Consignment Agreement is hereby amended by:

     (a)  deleting the word "and" from the end of subsection (l) thereof;

     (b) deleting clause (ii) of subsection (m) thereof in its entirety and substituting in lieu thereof the following text:

          "(ii) Finlay Merchandising to declare and distribute to the Consignee as a dividend, within thirty (30) days following the end of each fiscal quarter during which payments described in clause
                 (i) of this subsection (m) or in clause (i) of subsection (n) are made to Finlay Merchandising, an amount equal to the sum (net of amounts (which amounts may be paid in cash) equal to the reasonable, ordinary course operating expenses of Finlay Merchandising for the then current fiscal month and immediately succeeding fiscal month, including, without limitation, payroll expenses for employees of Finlay Merchandising), of such payments under clause (i) of this subsection (m) plus such payments to Finlay Merchandising, under subsection (n)(i)".

     (c) inserting, immediately after subsection (m) thereof and immediately before ss.8.2, the following new subsection (n) with the following text:

          "(n) cause (i) all amounts owed to the Consignee or, as the case may be, Finlay Merchandising under any purchase orders or other requests for merchandise or inventory issued by eFinlay to the Consignee, the eFinlay Services Agreement, the eFinlay FM Services Agreement, the eFinlay Lease Agreement or any other agreement between eFinlay and the Consignee or, as the case may be, Finlay Merchandising to be paid to the Consignee or, as the case may be, Finlay Merchandising at least quarterly, commencing with the quarter ending December 31, 2000, either by means of appropriate intercompany book entries or by payment in cash, and (ii) eFinlay to declare and distribute to the Consignee as a dividend, within thirty (30) days following the end of each fiscal quarter, an amount equal to all amounts retained by eFinlay following payment to the Consignee or, as the case may be, Finlay Merchandising of the amounts required by clause (i) of this subsection (n) (which amounts may be net of amounts equal to the reasonable, ordinary operating expenses of eFinlay for the then current fiscal month and the immediately succeeding fiscal month, including, without limitation, payroll expenses for employees of eFinlay)."

     ss.3. Amendment of ss.8.2(c) of the Consignment Agreement. Section 8.2(c) of the Consignment Agreement is hereby amended by deleting clause (vi) thereof in its entirety and substituting in lieu thereof the following clause (vi):

          "(vi) in the capital stock of Subsidiaries existing on the Closing Date, Finlay Merchandising, eFinlay or any other Subsidiary created with the prior written consent of the Consignor, (B) in the case of Finlay Merchandising, consisting of those items set forth and described on Schedule I to the Contribution Agreement and (C) in the case of eFinlay, consisting of those items set forth and described on Schedule A to the Eleventh Amendment; provided, however, that for each of the foregoing clauses (A), (B) and (C), the Consignee shall not make any additional investments therein other than additional investments approved in advance in writing by the Consignor and other than increases in such investments arising solely by reason of increases in the retained earnings of any such Subsidiary".

     ss.4. Amendment of ss.8.2(d) of the Consignment Agreement. Section 8.2(d) of the Consignment Agreement is hereby amended by:

     (a) deleting clause (i) thereof in its entirety and substituting in lieu thereof the text "[Reserved]";

     (b) deleting the word "and" between clauses (1) and (2) of clause (ii)(C) thereof;

     (c)  inserting, immediately before the semicolon (";") at the end of clause
          (ii)(C) thereof, the following text:

          "and (3) the Consignee may declare or pay dividends to the Parent in an aggregate amount not to exceed $20,000,000 in order to enable the

          Parent to repurchase up to $20,000,000 of its own Equity Interests in open market transactions"; and

     (d) deleting clause (H) thereof in its entirety and substituting in lieu thereof the following text:

          "(H) The  Consignee  may  purchase  all,  but not less than all of the
          capital  stock  of  each  of  Finlay   Merchandising  and  eFinlay  in
          connection with the creation thereof by the Consignee."

     ss.5. Amendment of ss.8.2(e)(iii) of the Consignment Agreement. Section 8.2(e)(iii) of the Consignment Agreement is hereby amended by deleting clauses
(H) and (I) (but not the proviso at the end of ss.8.2(e)(iii)) and substituting in lieu thereof the following text: "(H) the Sonab Transfer pursuant to the Sonab Transfer Agreement, (I) in connection with the transactions contemplated by the eFinlay Contribution Agreement and eFinlay's sale from time to time to 800-Flowers.com, Inc., a New York corporation, of inventory pursuant to the eFinlay Marketing Agreement, the transfer from the Consignee to eFinlay of the assets described on Exhibit A to the Eleventh Amendment and inventory pursuant to purchase orders issued from time to time by eFinlay to the Consignee for the purchase of inventory for a purchase price at least equal to the cost thereof to the Consignee, or (J) sales or other transfers of assets other than the foregoing, having a value, together with the value of all other such property of the Consignee and its Subsidiaries so sold since June 15, 1995, of not greater than $5,000,000;".

     ss.6. Amendment of ss.9(d) to the Consignment Agreement. Section 9(d) of the Consignment Agreement is hereby amended by inserting, immediately after the text "Security Agreement" in each of the two places in which it appears, the text "or in ss.4 of the eFinlay Security Agreement".

     ss.7. Amendment of Schedule XI to the Consignment Agreement. Schedule XI to the Consignment Agreement is hereby amended by inserting, at the end thereof, the following items:

          "Transfer of inventory from the Consignee to eFinlay pursuant to purchase orders issued by eFinlay from time to time for a purchase price not less than the cost thereof to the Consignee."

          "Lease by the Consignee to eFinlay of approximately 6,000 square feet of space in the Consignee's Connecticut distribution center pursuant to and on the terms and conditions set forth in the eFinlay Lease Agreement."

     ss.8. Amendment of the Security Agreement. The Security Agreement is hereby amended by deleting all references contained therein to the Uniform Commercial Code of the State of Rhode Island and substituting in lieu thereof references to the Uniform Commercial Code of or as in effect in the Commonwealth of Massachusetts.

     ss.9. Limited Consent. Subject to the satisfaction of the conditions set forth in ss.10 hereof, the Consignor hereby consents to the execution and delivery by the Consignee of Amendment No. 10 and Consent, amending the Amended and Restated Credit Agreement dated as of September 11, 1997 among the Consignee, the Parent, the Dollar Agent and the Lenders party thereto, such Amendment being in substantially the form attached hereto as Exhibit B.

     ss.10. Representations and Warranties. The Consignee hereby represents and warrants to the Consignor as follows:

     (a) Representations and Warranties. The representations and warranties of the Consignee and eFinlay contained in the Consignment Agreement and the other Consignment Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Consignment Documents and this Amendment and changes occurring in the ordinary course of business that do not result in a Materially Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date.

     (b) Authority, No Conflicts, Etc. The execution, delivery and performance by the Consignee of this Amendment and by eFinlay of the eFinlay
          Guaranty and the eFinlay Security Agreement (each as hereinafter defined and collectively with this Amendment, the "Amendment Documents"), and the consummation of the transactions contemplated hereby and thereby (i) are within the corporate power of the Consignee and eFinlay and have been duly authorized by all necessary corporate action on the part of the Consignee and eFinlay, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity (except for the consent of the Dollar Agent and the lenders under the Dollar Facility, which consent is being obtained concurrently herewith as required by ss.11 hereof), which bears on the validity of this Amendment, the other Amendment Documents or the Consignment Documents and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which the Consignee is named in a manner which has or could reasonably be expected to have a Materially Adverse Effect, (iv) do not violate any provision of the Charter Documents of the Consignee or eFinlay, (v) do not result in any breach of or constitute a default under any agreement or instrument to which the Consignee or eFinlay is a party or by which it or any of its properties is bound, including without limitation any indenture, loan or credit agreement, lease, debt instrument or mortgage, in a manner which has or could reasonably be expected to have a Materially Adverse Effect, and (vi) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of the Consignee or eFinlay except in favor of the Consignor pursuant to the Security Documents.

     (c) Enforceability of Obligations. Each of the Amendment Documents has been duly executed and delivered by the Consignee and eFinlay and constitutes the legal, valid and binding obligation of the Consignee and eFinlay, enforceable against the Consignee and eFinlay in accordance with its terms, provided that (a) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (b) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

     ss.11. Conditions to Effectiveness. This Amendment shall be effective as of the date first above written (the "Effective Date") upon the Consignor's receipt of each of the following, in each case in form and substance satisfactory to the
Consignor:

     (a) this Amendment duly executed by each of the Consignee and the Consignor;

     (b) a Guaranty in the form of Exhibit C hereto (the "eFinlay Guaranty"), duly executed by eFinlay, and a Security Agreement in the form of Exhibit D hereto (the "eFinlay Security Agreement") and a Perfection Certificate in the form of Exhibit E hereto (the "Perfection
          Certificate"), each duly executed by each of the Consignor and eFinlay;

     (c) a copy, certified by the Secretary of eFinlay as being true and complete as of the Effective Date of (i) its charter documents as in effect on such date of certification, (ii) its by-laws as in effect on such date, and (iii) resolutions of its Board of Directors authorizing the execution and delivery by eFinlay of, and the performance of its obligations under, each of the Guaranty and the Security Agreement;

     (d) an incumbency certificate, dated as of the Effective Date, signed by a duly authorized officer of eFinlay, and giving the name of and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of eFinlay, the eFinlay Guaranty, the eFinlay Security Agreement, the Perfection Certificate and this Amendment;

     (e) good standing certificates for eFinlay, issued by the Secretary of State of its jurisdiction of incorporation and each jurisdiction in which it has qualified to do business;

     (f) UCC-1 consignment and non-consignment financing statements identifying the Consignor as the secured party and eFinlay as the debtor, to be filed in each jurisdiction in which the Consignor requests filing thereof;

     (g) the legal opinion of Blank Rome Tenzer Greenblatt LLP as to certain matters regarding eFinlay and the Guaranty and Security Agreement;

     (h) an amendment to the Intercreditor Agreement, in the form attached hereto as Exhibit F, duly executed by the Dollar Agent and the Consignor;

     (i) copies of the eFinlay Marketing Agreement, the eFinlay Contribution Agreement, the eFinlay FM Services Agreement, the eFinlay Inventory Sale Agreement, the eFinlay Lease Agreement and the eFinlay Services Agreement (as each such term is defined in the amendments contained in ss.1 hereof), each duly executed by each of the parties thereto and duly certified by the Secretary or Assistant Secretary of the Consignee as being true, correct, complete and in full force and effect, without further amendment or modification;

     (j) evidence of the Consignee's receipt of all necessary or appropriate third party consents or approvals to the amendments contemplated hereby (including consents or approvals of the execution, delivery and performance by eFinlay of the eFinlay Guaranty and the eFinlay Security Agreement), including, without limitation, consents or approvals from the Dollar Agent and each of the applicable lenders under the Dollar Facility; and

     (k)  such other documents or items as the Consignor may request.

     ss.12. Ratifications, etc. Except as expressly provided in this Amendment, all of the terms and conditions of the Consignment Agreement and the other Consignment Documents shall remain in full force and effect. All references in the Consignment Agreement or any related agreement or instrument to the Consignment Agreement shall hereafter refer to the Consignment Agreement, as amended hereby. The Consignee confirms and agrees that the Obligations of the Consignee to the Consignor under the Consignment Documents, as amended and supplemented hereby, are secured by and are entitled to the benefits of the Security Documents.

     ss.13. Expenses. Without limiting the expense reimbursement requirements set forth in ss.11 of the Consignment Agreement, the Consignee agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Consignor incurred in connection with this Amendment.

     ss.14. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Consignee or any right of the Consignor consequent thereon.

     ss.15. Governing Law. This Amendment is intended to take effect as an instrument under seal and shall be construed according to and governed by the internal laws of the Commonwealth of Massachusetts.

     ss.16. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                       FINLAY FINE JEWELRY
                                         CORPORATION

                                       By: /s/ Bruce Zurlnick
                                          ----------------------------------
                                          Name: Bruce Zurlnick
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Treasurer


                                       SOVEREIGN BANK, as successor to
                                       FLEET NATIONAL BANK, formerly known
                                       as BANKBOSTON, N.A., as successor
                                       in interest to RHODE ISLAND HOSPITAL
                                       TRUST NATIONAL BANK

                                       By: /s/ Patricia Malerba
                                          ----------------------------------
                                          Name: Patricia Malerba
                                          Title:  Vice President


     The undersigned hereby acknowledges the foregoing Amendment No. 11 and Limited Consent as of the Effective Date and agrees that its obligations under the eFinlay Guaranty will extend to the Consignment Agreement, as so amended and the other Consignment Documents.

                                       eFINLAY, INC.

                                       By: /s/ Bonni Davis
                                          ----------------------------------
                                          Name: Bonni Davis
                                          Title: Secretary


                                       By: /s/ Bruce Zurlnick
                                          ----------------------------------
                                          Name: Bruce Zurlnick
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Treasurer

                                    Exhibit A


Assets contributed to eFinlay:

          Item                                             Net Book Value
          ----                                             --------------

          Cash                                                $ 1,000
          3 new Conveying Solutions Packing Tables              3,015
          4 new Industrial 24x36 Carts                            429
          3 new Filing Cabinets                                   748
          1 new 2 ton Jack Palleti                                312
          100 linear feet of used shelving                      4,500
          2 used desks                                            750
          2 used credenzas                                        550
          2 Used PCs/Printers/Screens                           1,535
                                                              -------

          Total                                               $12,839